EXHIBIT 99.1
                                  ------------

                 Computational Materials and/or ABS Term Sheet.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                               August 15, 2005

------------------------------------------------------------------------------
               Preliminary Structural and Collateral Term Sheet
------------------------------------------------------------------------------

              $500,000,000 (approximate) of Senior Certificates
             CWMBS, Inc., CHL Mortgage Pass-Through Trust 2005-24
              Mortgage Pass-Through Certificates, Series 2005-24

------------------------------------------------------------------------------
                         Features of the Transaction
------------------------------------------------------------------------------
o Offering consists of approximately $500,000,000 senior certificates with a Certificate Interest Rate of 5.50%, all expected to be rated AAA by 2 of the 3: S&P, Moody's and Fitch.
o The expected amount of credit support for the senior certificates is 3.50% +/- 0.50% in the form of subordination with a shifting interest structure and a five year prepayment lockout.
o All collateral for the Certificates consists of single family, fixed-rate residential first mortgages of no more than 30 years to original maturity, originated or acquired by Countrywide Home Loans.
o The amount of senior certificates is approximate and may vary by up to 5%.


------------------------------------------------------------------------------
                 Preliminary Mortgage Pool Data (approximate)
------------------------------------------------------------------------------

                                                                          Deal

Total Outstanding Principal
Balance (+/- 10%):                                                $518,135,000
Average Principal Balance of the
Mortgage Loans (+/- $10k):                                            $540,000
Weighted Average Annual
Mortgage Interest Rate (+/- 10
bps):                                                                    5.95%
Weighted Average Maturity
(+/- 3 months) :                                                           359
Weighted Average Seasoning
(+/- 3 months):                                                              1
Weighted Average Original Loan-
To-Value Ratio (+/- 5%):                                                   72%

Owner Occupied (+/- 10%):                                                  95%

Cash-out Refinance (+/- 10%):                                              35%

Average FICO (+/- 10):                                                     739

IO Loan Percentage:                                                    10% Max

Geographic Distribution:                                           CA: 50% Max

Type of Dwelling (+/- 10%):                        Single-Family Dwelling: 94%



------------------------------------------------------------------------------
                                  Key Terms
------------------------------------------------------------------------------
Issuer:                             CHL Series 2005-24

Underwriter:                        Goldman, Sachs & Co.

Depositor:                          CWMBS, Inc/Countrywide Home
                                    Loans

Master Servicer:                    Countrywide Home Loans
                                    Servicing LP

Trustee:                            The Bank of New York

Type of Issuance:                   Public

Servicer Advancing:                 Yes, subject to recoverability

Compensating Interest:              Yes, to the extent of Base Master
                                    Servicing, but in no case more than
                                    1/12th of 0.125% of the Pool
                                    Scheduled Principal Balance for
                                    such Distribution Date

Legal Investment:                   The senior certificates are expected
                                    to be SMMEA eligible at settlement

Interest Accrual:                   Prior calendar month

Clean Up Call:                      10% of the Cut-off Date principal
                                    balance of the Mortgage Loans

ERISA Eligible:                     Underwriter's exemption may apply
                                    to senior certificates, however
                                    prospective purchasers should
                                    consult their own counsel

Tax Treatment:                      REMIC; senior certificates are
                                    regular interests

Structure:                          Senior/Subordinate; shifting
                                    interest with a five year prepayment
                                    lockout to subordinate certificates

Expected Subordination:             3.50% +/- 0.50%

Rating Agencies:                    2 of 3: Fitch, Moody's and S & P

Minimum Denomination:               Senior certificates - $25,000

Delivery:                           Senior certificates - DTC

------------------------------------------------------------------------------
                                  Time Table
------------------------------------------------------------------------------
Expected Settlement:                September 29, 2005
Cut-off Date:                       September 1, 2005
First Distribution Date:            October 25, 2005
Distribution Date:                  25th or next business day


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.


                                                                                                                        ----------
                                     CMO GS PJSR55 5G55                                                                 Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/06/2005 13:35:37                        Page 1 of 1
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/2/05       Original 161,335,000.00
Description:   Senior                                                        Settle           9/29/05       Balance  161,335,000.00
Coupon:        5.500%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


 Input             Output        PSA             PSA        PSA         PSA          PSA          PSA            PSA        PSA
-------       -----------    -------      -----------  --------    ---------   ---------    ---------       --------    --------
PREPAY                           300             100        200         400          500          600            700        800
                  Av Life      3.075           6.750      4.082       2.559        2.238        2.015          1.850      1.720
Price              Window      10/05-8/1110/05-10/20 10/05-5/14  10/05-5/10   10/05-8/09       10/05-2/0910/05-10/08 10/05-7/08
100-20              Yield      5.200           5.374      5.280       5.135        5.079        5.030          4.985      4.944
100-20+             Yield      5.195           5.372      5.275       5.128        5.072        5.021          4.976      4.934

100-21              Yield      5.189           5.369      5.271       5.122        5.064        5.013          4.967      4.925
100-21+             Yield      5.183           5.366      5.266       5.115        5.056        5.004          4.958      4.915
100-22              Yield      5.178           5.363      5.262       5.108        5.049        4.996          4.949      4.905
100-22+             Yield      5.172           5.360      5.257       5.102        5.041        4.988          4.940      4.896
100-23              Yield      5.166           5.357      5.253       5.095        5.034        4.979          4.931      4.886

100-23+             Yield      5.161           5.354      5.249       5.088        5.026        4.971          4.922      4.876
100-24              Yield      5.155           5.351      5.244       5.082        5.019        4.963          4.913      4.867
100-24+             Yield      5.149           5.348      5.240       5.075        5.011        4.954          4.904      4.857
100-25              Yield      5.144           5.345      5.235       5.068        5.003        4.946          4.895      4.847
100-25+             Yield      5.138           5.342      5.231       5.062        4.996        4.938          4.886      4.838

100-26              Yield      5.132           5.339      5.226       5.055        4.988        4.929          4.876      4.828
100-26+             Yield      5.127           5.336      5.222       5.048        4.981        4.921          4.867      4.818
100-27              Yield      5.121           5.333      5.218       5.042        4.973        4.913          4.858      4.809
100-27+             Yield      5.115           5.330      5.213       5.035        4.966        4.905          4.849      4.799
100-28              Yield      5.110           5.327      5.209       5.028        4.958        4.896          4.840      4.789

100-28+             Yield      5.104           5.324      5.204       5.021        4.951        4.888          4.831      4.780
100-29              Yield      5.098           5.321      5.200       5.015        4.943        4.880          4.822      4.770
100-29+             Yield      5.093           5.319      5.196       5.008        4.935        4.871          4.813      4.760
100-30              Yield      5.087           5.316      5.191       5.001        4.928        4.863          4.804      4.751
100-30+             Yield      5.081           5.313      5.187       4.995        4.920        4.855          4.795      4.741

100-31              Yield      5.076           5.310      5.182       4.988        4.913        4.846          4.786      4.731
100-31+             Yield      5.070           5.307      5.178       4.981        4.905        4.838          4.777      4.722
101-00              Yield      5.064           5.304      5.173       4.975        4.898        4.830          4.768      4.712







All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.





                                                                                                                        ----------
                                     CMO GS PJSR 5GR                                                                    Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/06/2005 13:36:09                        Page 1 of 1
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/2/05       Original 138,287,142.86
Description:   Senior                                                        Settle           9/29/05       Balance  138,287,142.86
Coupon:        5.250%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


 Input             Output        PSA             PSA       PSA         PSA          PSA          PSA            PSA        PSA
-------       -----------    -------      -----------  -------    ---------   ---------    ---------       --------    --------
PREPAY                           300             100        200         400          500          600            700        800
01MLIB              3.680         +0              +0         +0          +0           +0           +0             +0         +0
                  Av Life      3.075           6.750      4.082       2.559        2.238        2.015          1.850      1.720
 Price             Window      10/05-8/1110/05-10/20 10/05-5/14  10/05-5/10   10/05-8/09       10/05-2/0910/05-10/08 10/05-7/08
100-08              Yield      5.089           5.194      5.137       5.049        5.015        4.985          4.958      4.933

100-08+             Yield      5.083           5.191      5.132       5.042        5.008        4.977          4.949      4.923
100-09              Yield      5.077           5.188      5.128       5.036        5.000        4.968          4.940      4.914
100-09+             Yield      5.072           5.186      5.124       5.029        4.992        4.960          4.931      4.904
100-10              Yield      5.066           5.183      5.119       5.022        4.985        4.952          4.922      4.894
100-10+             Yield      5.060           5.180      5.115       5.016        4.977        4.943          4.913      4.885

100-11              Yield      5.055           5.177      5.110       5.009        4.970        4.935          4.904      4.875
100-11+             Yield      5.049           5.174      5.106       5.002        4.962        4.927          4.895      4.865
100-12              Yield      5.043           5.171      5.101       4.996        4.955        4.918          4.886      4.856
100-12+             Yield      5.038           5.168      5.097       4.989        4.947        4.910          4.877      4.846
100-13              Yield      5.032           5.165      5.093       4.982        4.939        4.902          4.867      4.836

100-13+             Yield      5.026           5.162      5.088       4.975        4.932        4.893          4.858      4.827
100-14              Yield      5.021           5.159      5.084       4.969        4.924        4.885          4.849      4.817
100-14+             Yield      5.015           5.156      5.079       4.962        4.917        4.877          4.840      4.807
100-15              Yield      5.009           5.153      5.075       4.955        4.909        4.868          4.831      4.797
100-15+             Yield      5.004           5.150      5.070       4.949        4.902        4.860          4.822      4.788

100-16              Yield      4.998           5.147      5.066       4.942        4.894        4.851          4.813      4.778
100-16+             Yield      4.992           5.145      5.062       4.935        4.886        4.843          4.804      4.768
100-17              Yield      4.987           5.142      5.057       4.929        4.879        4.835          4.795      4.759
100-17+             Yield      4.981           5.139      5.053       4.922        4.871        4.827          4.786      4.749
100-18              Yield      4.975           5.136      5.048       4.915        4.864        4.818          4.777      4.739

100-18+             Yield      4.970           5.133      5.044       4.909        4.856        4.810          4.768      4.730
100-19              Yield      4.964           5.130      5.040       4.902        4.849        4.802          4.759      4.720
100-19+             Yield      4.958           5.127      5.035       4.895        4.841        4.793          4.750      4.710
100-20              Yield      4.953           5.124      5.031       4.889        4.834        4.785          4.741      4.701




All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.





                                                                                                                        ----------
                                     CMO GS RB5 5GR                                                                     Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 13:26:27                        Page 1 of 1
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 117,829,500.00
Description:   Senior                                                        Settle           9/29/05       Balance  117,829,500.00
Coupon:        5.000%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


 Input             Output        CPR             CPR       CPR         CPR          CPR          CPR            CPR        CPR
-------       -----------    -------      -----------  -------    ---------   ---------    ---------       --------    --------
PREPAY                             6              10         15          20              25        30             35         40
01MLIB              3.704         +0              +0         +0          +0              +0        +0             +0         +0
                  Av Life      5.900           3.504      2.302       1.716           1.353     1.106          0.925      0.788
 Price             Window      10/05-7/2110/05-12/14 10/05-3/11       10/05-9/0910/05-11/08    10/05-4/0810/05-11/07 10/05-7/07
 99-24              Yield      5.035           5.025      5.012       5.000           4.986     4.972          4.957      4.941

99-24+              Yield      5.031           5.020      5.005       4.990           4.974     4.957          4.939      4.920
 99-25              Yield      5.028           5.014      4.997       4.980           4.962     4.942          4.922      4.900
99-25+              Yield      5.024           5.009      4.990       4.970           4.949     4.927          4.904      4.879
 99-26              Yield      5.021           5.004      4.982       4.960           4.937     4.912          4.886      4.858
99-26+              Yield      5.018           4.999      4.975       4.950           4.924     4.897          4.868      4.837

 99-27              Yield      5.014           4.994      4.967       4.940           4.912     4.882          4.850      4.816
99-27+              Yield      5.011           4.989      4.960       4.931           4.900     4.867          4.833      4.796
 99-28              Yield      5.008           4.984      4.952       4.921           4.887     4.852          4.815      4.775
99-28+              Yield      5.004           4.978      4.945       4.911           4.875     4.837          4.797      4.754
 99-29              Yield      5.001           4.973      4.937       4.901           4.863     4.822          4.779      4.733

99-29+              Yield      4.998           4.968      4.930       4.891           4.850     4.807          4.762      4.713
 99-30              Yield      4.994           4.963      4.922       4.881           4.838     4.792          4.744      4.692
99-30+              Yield      4.991           4.958      4.915       4.871           4.826     4.777          4.726      4.671
 99-31              Yield      4.988           4.953      4.907       4.862           4.813     4.763          4.708      4.651
99-31+              Yield      4.984           4.948      4.900       4.852           4.801     4.748          4.691      4.630

100-00              Yield      4.981           4.942      4.892       4.842           4.789     4.733          4.673      4.609




All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.






                                                                                                                        ----------
                                     CMO GS RB5 5GR                                                                     Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 13:25:42                        Page 1 of 1
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 117,829,500.00
Description:   Senior                                                        Settle           9/29/05       Balance  117,829,500.00
Coupon:        5.000%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


 Input             Output       PSA          PSA          PSA         PSA          PSA          PSA          PSA        PSA
-------       -----------    -------      -----------  -------    ---------   ---------    ---------       --------    --------
PREPAY                          300          100          200         400          500          600          700         800
01MLIB             3.704         +0           +0           +0          +0           +0           +0           +0          +0
                 Av Life      3.004        6.989        4.028       2.505        2.195        1.979        1.818       1.691
 Price            Window 10/05-7/11   10/05-8/22   10/05-9/14  10/05-3/10   10/05-7/09   10/05-1/09   10/05-9/08  10/05-6/08
 99-24             Yield      5.021        5.037        5.028       5.016        5.011        5.007        5.003       4.999

99-24+             Yield      5.016        5.034        5.024       5.009        5.003        4.998        4.994       4.990
 99-25             Yield      5.010        5.031        5.019       5.002        4.995        4.990        4.984       4.980
99-25+             Yield      5.004        5.028        5.015       4.995        4.988        4.981        4.975       4.970
 99-26             Yield      4.998        5.026        5.010       4.988        4.980        4.973        4.966       4.960
99-26+             Yield      4.992        5.023        5.006       4.981        4.972        4.964        4.957       4.950

 99-27             Yield      4.986        5.020        5.001       4.975        4.964        4.956        4.947       4.940
99-27+             Yield      4.981        5.017        4.997       4.968        4.957        4.947        4.938       4.930
 99-28             Yield      4.975        5.014        4.992       4.961        4.949        4.938        4.929       4.920
99-28+             Yield      4.969        5.011        4.988       4.954        4.941        4.930        4.920       4.910
 99-29             Yield      4.963        5.008        4.984       4.947        4.934        4.921        4.911       4.900

99-29+             Yield      4.957        5.006        4.979       4.940        4.926        4.913        4.901       4.891
 99-30             Yield      4.952        5.003        4.975       4.934        4.918        4.904        4.892       4.881
99-30+             Yield      4.946        5.000        4.970       4.927        4.910        4.896        4.883       4.871
 99-31             Yield      4.940        4.997        4.966       4.920        4.903        4.887        4.874       4.861
99-31+             Yield      4.934        4.994        4.961       4.913        4.895        4.879        4.864       4.851

100-00             Yield      4.929        4.991        4.957       4.906        4.887        4.870        4.855       4.841








All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.






                                                                                                                        ----------
                                     CMO GS RB5 5GR                                                                     Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 13:26:27                        Page 1 of 1
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 117,829,500.00
Description:   Senior                                                        Settle           9/29/05       Balance  117,829,500.00
Coupon:        5.000%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


 Input           Output       CPR              CPR        CPR         CPR            CPR        CPR            CPR        CPR
-------       ---------    -------      -----------   --------    -------       ---------    -------       --------    --------
PREPAY                           6              10         15          20              25        30             35         40
01MLIB            3.704         +0              +0         +0          +0              +0        +0             +0         +0
                Av Life      5.900           3.504      2.302       1.716           1.353     1.106          0.925      0.788
Price            Window      10/05-7/2110/05-12/14 10/05-3/11       10/05-9/0910/05-11/08    10/05-4/0810/05-11/07 10/05-7/07
99-24             Yield      5.035           5.025      5.012       5.000           4.986     4.972          4.957      4.941

99-24+            Yield      5.031           5.020      5.005       4.990           4.974     4.957          4.939      4.920
99-25             Yield      5.028           5.014      4.997       4.980           4.962     4.942          4.922      4.900
99-25+            Yield      5.024           5.009      4.990       4.970           4.949     4.927          4.904      4.879
99-26             Yield      5.021           5.004      4.982       4.960           4.937     4.912          4.886      4.858
99-26+            Yield      5.018           4.999      4.975       4.950           4.924     4.897          4.868      4.837

99-27             Yield      5.014           4.994      4.967       4.940           4.912     4.882          4.850      4.816
99-27+            Yield      5.011           4.989      4.960       4.931           4.900     4.867          4.833      4.796
99-28             Yield      5.008           4.984      4.952       4.921           4.887     4.852          4.815      4.775
99-28+            Yield      5.004           4.978      4.945       4.911           4.875     4.837          4.797      4.754
99-29             Yield      5.001           4.973      4.937       4.901           4.863     4.822          4.779      4.733

99-29+            Yield      4.998           4.968      4.930       4.891           4.850     4.807          4.762      4.713
99-30             Yield      4.994           4.963      4.922       4.881           4.838     4.792          4.744      4.692
99-30+            Yield      4.991           4.958      4.915       4.871           4.826     4.777          4.726      4.671
99-31             Yield      4.988           4.953      4.907       4.862           4.813     4.763          4.708      4.651
99-31+            Yield      4.984           4.948      4.900       4.852           4.801     4.748          4.691      4.630

100-00            Yield      4.981           4.942      4.892       4.842           4.789     4.733          4.673      4.609







All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.






                                                                                                                        ----------
                                     CMO GS RB5 5GR                                                                     Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 13:25:42                        Page 1 of 1
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 117,829,500.00
Description:   Senior                                                        Settle           9/29/05       Balance  117,829,500.00
Coupon:        5.000%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


Input               Output       PSA          PSA          PSA         PSA          PSA          PSA          PSA         PSA
------      --------------  --------   ----------  -----------  ----------   ----------   -----------  ----------- -----------
PREPAY                           300          100          200         400          500          600          700         800
01MLIB              3.704         +0           +0           +0          +0           +0           +0           +0          +0
                  Av Life      3.004        6.989        4.028       2.505        2.195        1.979        1.818       1.691
Price              Window 10/05-7/11   10/05-8/22   10/05-9/14  10/05-3/10   10/05-7/09   10/05-1/09   10/05-9/08  10/05-6/08
99-24               Yield      5.021        5.037        5.028       5.016        5.011        5.007        5.003       4.999

99-24+              Yield      5.016        5.034        5.024       5.009        5.003        4.998        4.994       4.990
99-25               Yield      5.010        5.031        5.019       5.002        4.995        4.990        4.984       4.980
99-25+              Yield      5.004        5.028        5.015       4.995        4.988        4.981        4.975       4.970
99-26               Yield      4.998        5.026        5.010       4.988        4.980        4.973        4.966       4.960
99-26+              Yield      4.992        5.023        5.006       4.981        4.972        4.964        4.957       4.950

99-27               Yield      4.986        5.020        5.001       4.975        4.964        4.956        4.947       4.940
99-27+              Yield      4.981        5.017        4.997       4.968        4.957        4.947        4.938       4.930
99-28               Yield      4.975        5.014        4.992       4.961        4.949        4.938        4.929       4.920
99-28+              Yield      4.969        5.011        4.988       4.954        4.941        4.930        4.920       4.910
99-29               Yield      4.963        5.008        4.984       4.947        4.934        4.921        4.911       4.900

99-29+              Yield      4.957        5.006        4.979       4.940        4.926        4.913        4.901       4.891
99-30               Yield      4.952        5.003        4.975       4.934        4.918        4.904        4.892       4.881
99-30+              Yield      4.946        5.000        4.970       4.927        4.910        4.896        4.883       4.871
99-31               Yield      4.940        4.997        4.966       4.920        4.903        4.887        4.874       4.861
99-31+              Yield      4.934        4.994        4.961       4.913        4.895        4.879        4.864       4.851

100-00              Yield      4.929        4.991        4.957       4.906        4.887        4.870        4.855       4.841




All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.






                                                                                                                        ----------
                                     CMO GS PJSW  5F1                                                                   Goldman
                                      Scenario Report (Intex)                                                           Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 14:21:09                        Page 1 of 1
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 101,883,428.57
Description:   Senior                                                        Settle           9/29/05       Balance  101,883,428.57
Coupon:        5.250%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------

 Input             Output       PSA        PSA          PSA         PSA          PSA          PSA          PSA            PSA
------           --------    ------ ----------   ----------  ----------   ----------   ----------       --------   -----------
PREPAY                           300        100          200         400          500          600          700            800
01MLIB              3.704         +0         +0           +0          +0           +0           +0           +0             +0
                  Av Life      2.404      4.900        3.055       2.050        1.822        1.659        1.533          1.431
Price              Window10/05-11/09 10/05-3/16   10/05-5/11  10/05-2/09   10/05-8/08   10/05-5/08       10/05-2/0810/05-12/07
100-10              Yield      5.006      5.146        5.065       4.957        4.916        4.880        4.847          4.815

100-10+             Yield      4.998      5.142        5.059       4.949        4.907        4.870        4.836          4.804
100-11              Yield      4.991      5.139        5.053       4.941        4.898        4.860        4.825          4.792
100-11+             Yield      4.984      5.135        5.048       4.933        4.889        4.850        4.814          4.781
100-12              Yield      4.977      5.131        5.042       4.925        4.880        4.840        4.803          4.769
100-12+             Yield      4.970      5.127        5.036       4.916        4.870        4.830        4.793          4.758

100-13              Yield      4.963      5.123        5.031       4.908        4.861        4.820        4.782          4.746
100-13+             Yield      4.956      5.120        5.025       4.900        4.852        4.810        4.771          4.735
100-14              Yield      4.949      5.116        5.019       4.892        4.843        4.800        4.760          4.723
100-14+             Yield      4.942      5.112        5.014       4.884        4.834        4.790        4.749          4.711
100-15              Yield      4.935      5.108        5.008       4.875        4.825        4.780        4.739          4.700

100-15+             Yield      4.928      5.104        5.002       4.867        4.815        4.770        4.728          4.688
100-16              Yield      4.921      5.101        4.997       4.859        4.806        4.760        4.717          4.677
100-16+             Yield      4.913      5.097        4.991       4.851        4.797        4.750        4.706          4.665
100-17              Yield      4.906      5.093        4.985       4.843        4.788        4.740        4.695          4.654
100-17+             Yield      4.899      5.089        4.979       4.834        4.779        4.730        4.685          4.642

100-18              Yield      4.892      5.086        4.974       4.826        4.770        4.720        4.674          4.631
100-18+             Yield      4.885      5.082        4.968       4.818        4.761        4.710        4.663          4.619
100-19              Yield      4.878      5.078        4.962       4.810        4.751        4.700        4.652          4.608
100-19+             Yield      4.871      5.074        4.957       4.802        4.742        4.690        4.642          4.596
100-20              Yield      4.864      5.070        4.951       4.793        4.733        4.680        4.631          4.585

100-20+             Yield      4.857      5.067        4.945       4.785        4.724        4.670        4.620          4.573
100-21              Yield      4.850      5.063        4.940       4.777        4.715        4.660        4.609          4.562
100-21+             Yield      4.843      5.059        4.934       4.769        4.706        4.650        4.599          4.550
100-22              Yield      4.836      5.055        4.928       4.761        4.697        4.640        4.588          4.539
100-22+             Yield      4.829      5.052        4.923       4.752        4.687        4.630        4.577          4.527

100-23              Yield      4.822      5.048        4.917       4.744        4.678        4.620        4.566          4.516
100-23+             Yield      4.815      5.044        4.911       4.736        4.669        4.610        4.555          4.504
100-24              Yield      4.808      5.040        4.906       4.728        4.660        4.600        4.545          4.493



All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.






                                                                                                                        ----------
                                     CMO GS RB5V3 5GR1                                                                  Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 15:41:25                        Page 1 of 2
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 106,250,000.00
Description:   Accretion Directed, Senior, Tac                               Settle           9/29/05       Balance  106,250,000.00
Coupon:        5.000%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------

 Input             Output         PSA          PSA          PSA         PSA          PSA          PSA          PSA          PSA
------           --------      ------   ----------   ----------  ----------   ----------   ----------       ------     --------
PREPAY                            300          100          200         400          500          600            700        800
01MLIB              3.704          +0           +0           +0          +0           +0           +0             +0         +0
                  Av Life       2.747        5.448        3.428       2.640        2.349        2.129          1.961      1.828
Price              Window  10/05-9/10   10/05-6/17   10/05-5/12  10/05-4/10   10/05-7/09       10/05-2/0910/05-10/08 10/05-7/08
99-24               Yield       5.019        5.034        5.025       5.018        5.014        5.010          5.006      5.003

99-24+              Yield       5.012        5.030        5.020       5.011        5.006        5.002          4.998      4.994
99-25               Yield       5.006        5.027        5.014       5.004        4.999        4.994          4.989      4.985
99-25+              Yield       5.000        5.023        5.009       4.998        4.992        4.986          4.981      4.976
99-26               Yield       4.994        5.020        5.004       4.991        4.985        4.978          4.972      4.967
99-26+              Yield       4.987        5.016        4.999       4.985        4.977        4.970          4.964      4.957

99-27               Yield       4.981        5.013        4.994       4.978        4.970        4.962          4.955      4.948
99-27+              Yield       4.975        5.009        4.989       4.972        4.963        4.954          4.946      4.939
99-28               Yield       4.968        5.006        4.984       4.965        4.956        4.946          4.938      4.930
99-28+              Yield       4.962        5.003        4.978       4.959        4.948        4.938          4.929      4.921
99-29               Yield       4.956        4.999        4.973       4.952        4.941        4.930          4.921      4.912

99-29+              Yield       4.950        4.996        4.968       4.946        4.934        4.922          4.912      4.902
99-30               Yield       4.943        4.992        4.963       4.939        4.927        4.915          4.904      4.893
99-30+              Yield       4.937        4.989        4.958       4.933        4.919        4.907          4.895      4.884
99-31               Yield       4.931        4.985        4.953       4.926        4.912        4.899          4.886      4.875
99-31+              Yield       4.924        4.982        4.948       4.920        4.905        4.891          4.878      4.866

100-00              Yield       4.918        4.978        4.942       4.913        4.898        4.883          4.869      4.857
100-00+             Yield       4.912        4.975        4.937       4.907        4.890        4.875          4.861      4.848
100-01              Yield       4.906        4.971        4.932       4.900        4.883        4.867          4.852      4.838
100-01+             Yield       4.899        4.968        4.927       4.894        4.876        4.859          4.844      4.829
100-02              Yield       4.893        4.964        4.922       4.887        4.869        4.851          4.835      4.820

100-02+             Yield       4.887        4.961        4.917       4.881        4.861        4.843          4.826      4.811
100-03              Yield       4.881        4.958        4.912       4.874        4.854        4.835          4.818      4.802
100-03+             Yield       4.874        4.954        4.906       4.868        4.847        4.827          4.809      4.793
100-04              Yield       4.868        4.951        4.901       4.861        4.840        4.819          4.801      4.784
100-04+             Yield       4.862        4.947        4.896       4.855        4.833        4.812          4.792      4.774

100-05              Yield       4.855        4.944        4.891       4.848        4.825        4.804          4.784      4.765
100-05+             Yield       4.849        4.940        4.886       4.842        4.818        4.796          4.775      4.756
100-06              Yield       4.843        4.937        4.881       4.835        4.811        4.788          4.767      4.747
100-06+             Yield       4.837        4.933        4.876       4.829        4.804        4.780          4.758      4.738
100-07              Yield       4.830        4.930        4.870       4.822        4.797        4.772          4.750      4.729




All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.






                                                                                                                        ----------
                                     CMO GS RB5V3 5GR1                                                                  Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 15:41:25                        Page 2 of 2
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 106,250,000.00
Description:   Accretion Directed, Senior, Tac                               Settle           9/29/05       Balance  106,250,000.00
Coupon:        5.000%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------

  Input            Output          PSA          PSA         PSA          PSA          PSA          PSA         PSA          PSA
-------          --------      -------       ------   ---------     --------    ---------    ---------    --------  ------------
100-07+             Yield        4.824        4.926       4.865        4.816        4.789        4.764       4.741        4.720
100-08              Yield        4.818        4.923       4.860        4.809        4.782        4.756       4.733        4.711







This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rice to substantial risk and are not suitable, for all investors. Opinions expressed are our present opinions only. This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by
Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada.
Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.LM. S.P.A. in Milan, or at its London branch office at 133 Fleet
Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.




                                                                                                                        ----------
                                     CMO GS PJSR55  5G55                                                                Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/06/2005 13:35:37                        Page 1 of 1
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/2/05       Original 161,335,000.00
Description:   Senior                                                        Settle           9/29/05       Balance  161,335,000.00
Coupon:        5.500%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------

 Input             Output        PSA             PSA         PSA         PSA          PSA          PSA            PSA         PSA
------           --------      -------     ---------  ----------- ----------   ----------       ---------    --------  ------------
PREPAY                           300             100         200         400          500          600            700         800
                  Av Life      3.075           6.750       4.082       2.559        2.238        2.015          1.850       1.720
Price              Window      10/05-8/1110/05-10/20  10/05-5/14  10/05-5/10   10/05-8/09       10/05-2/0910/05-10/08  10/05-7/08
100-20              Yield      5.200           5.374       5.280       5.135        5.079        5.030          4.985       4.944
100-20+             Yield      5.195           5.372       5.275       5.128        5.072        5.021          4.976       4.934

100-21              Yield      5.189           5.369       5.271       5.122        5.064        5.013          4.967       4.925
100-21+             Yield      5.183           5.366       5.266       5.115        5.056        5.004          4.958       4.915
100-22              Yield      5.178           5.363       5.262       5.108        5.049        4.996          4.949       4.905
100-22+             Yield      5.172           5.360       5.257       5.102        5.041        4.988          4.940       4.896
100-23              Yield      5.166           5.357       5.253       5.095        5.034        4.979          4.931       4.886

100-23+             Yield      5.161           5.354       5.249       5.088        5.026        4.971          4.922       4.876
100-24              Yield      5.155           5.351       5.244       5.082        5.019        4.963          4.913       4.867
100-24+             Yield      5.149           5.348       5.240       5.075        5.011        4.954          4.904       4.857
100-25              Yield      5.144           5.345       5.235       5.068        5.003        4.946          4.895       4.847
100-25+             Yield      5.138           5.342       5.231       5.062        4.996        4.938          4.886       4.838

100-26              Yield      5.132           5.339       5.226       5.055        4.988        4.929          4.876       4.828
100-26+             Yield      5.127           5.336       5.222       5.048        4.981        4.921          4.867       4.818
100-27              Yield      5.121           5.333       5.218       5.042        4.973        4.913          4.858       4.809
100-27+             Yield      5.115           5.330       5.213       5.035        4.966        4.905          4.849       4.799
100-28              Yield      5.110           5.327       5.209       5.028        4.958        4.896          4.840       4.789

100-28+             Yield      5.104           5.324       5.204       5.021        4.951        4.888          4.831       4.780
100-29              Yield      5.098           5.321       5.200       5.015        4.943        4.880          4.822       4.770
100-29+             Yield      5.093           5.319       5.196       5.008        4.935        4.871          4.813       4.760
100-30              Yield      5.087           5.316       5.191       5.001        4.928        4.863          4.804       4.751
100-30+             Yield      5.081           5.313       5.187       4.995        4.920        4.855          4.795       4.741

100-31              Yield      5.076           5.310       5.182       4.988        4.913        4.846          4.786       4.731
100-31+             Yield      5.070           5.307       5.178       4.981        4.905        4.838          4.777       4.722
101-00              Yield      5.064           5.304       5.173       4.975        4.898        4.830          4.768       4.712





All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.






                                                                                                                        ----------
                                     CMO GS PJSR  5GR                                                                   Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/06/2005 13:36:09                        Page 1 of 1
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/2/05       Original 138,287,142.86
Description:   Senior                                                        Settle           9/29/05       Balance  138,287,142.86
Coupon:        5.250%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


 Input           Output        PSA             PSA        PSA         PSA          PSA          PSA            PSA         PSA
------         --------      --------   ---------- ----------  ----------   ----------       --------    ---------- -----------
PREPAY                         300             100        200         400          500          600            700         800
01MLIB            3.680         +0              +0         +0          +0           +0           +0             +0          +0
                Av Life      3.075           6.750      4.082       2.559        2.238        2.015          1.850       1.720
Price            Window      10/05-8/1110/05-10/20 10/05-5/14  10/05-5/10   10/05-8/09       10/05-2/0910/05-10/08  10/05-7/08
100-08            Yield      5.089           5.194      5.137       5.049        5.015        4.985          4.958       4.933

100-08+           Yield      5.083           5.191      5.132       5.042        5.008        4.977          4.949       4.923
100-09            Yield      5.077           5.188      5.128       5.036        5.000        4.968          4.940       4.914
100-09+           Yield      5.072           5.186      5.124       5.029        4.992        4.960          4.931       4.904
100-10            Yield      5.066           5.183      5.119       5.022        4.985        4.952          4.922       4.894
100-10+           Yield      5.060           5.180      5.115       5.016        4.977        4.943          4.913       4.885

100-11            Yield      5.055           5.177      5.110       5.009        4.970        4.935          4.904       4.875
100-11+           Yield      5.049           5.174      5.106       5.002        4.962        4.927          4.895       4.865
100-12            Yield      5.043           5.171      5.101       4.996        4.955        4.918          4.886       4.856
100-12+           Yield      5.038           5.168      5.097       4.989        4.947        4.910          4.877       4.846
100-13            Yield      5.032           5.165      5.093       4.982        4.939        4.902          4.867       4.836

100-13+           Yield      5.026           5.162      5.088       4.975        4.932        4.893          4.858       4.827
100-14            Yield      5.021           5.159      5.084       4.969        4.924        4.885          4.849       4.817
100-14+           Yield      5.015           5.156      5.079       4.962        4.917        4.877          4.840       4.807
100-15            Yield      5.009           5.153      5.075       4.955        4.909        4.868          4.831       4.797
100-15+           Yield      5.004           5.150      5.070       4.949        4.902        4.860          4.822       4.788

100-16            Yield      4.998           5.147      5.066       4.942        4.894        4.851          4.813       4.778
100-16+           Yield      4.992           5.145      5.062       4.935        4.886        4.843          4.804       4.768
100-17            Yield      4.987           5.142      5.057       4.929        4.879        4.835          4.795       4.759
100-17+           Yield      4.981           5.139      5.053       4.922        4.871        4.827          4.786       4.749
100-18            Yield      4.975           5.136      5.048       4.915        4.864        4.818          4.777       4.739

100-18+           Yield      4.970           5.133      5.044       4.909        4.856        4.810          4.768       4.730
100-19            Yield      4.964           5.130      5.040       4.902        4.849        4.802          4.759       4.720
100-19+           Yield      4.958           5.127      5.035       4.895        4.841        4.793          4.750       4.710
100-20            Yield      4.953           5.124      5.031       4.889        4.834        4.785          4.741       4.701






All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.






                                                                                                                        ----------
                                     CMO GS RB5 5GR                                                                     Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 13:26:27                        Page 1 of 1
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 117,829,500.00
Description:   Senior                                                        Settle           9/29/05       Balance  117,829,500.00
Coupon:        5.000%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


 Input             Output        CPR             CPR         CPR         CPR             CPR       CPR            CPR         CPR
------          ---------      --------    ---------- -----------     ----------     --------   -----------  --------  ------------
PREPAY                             6              10          15          20              25        30             35          40
01MLIB              3.704         +0              +0          +0          +0              +0        +0             +0          +0
                  Av Life      5.900           3.504       2.302       1.716           1.353     1.106          0.925       0.788
Price              Window      10/05-7/2110/05-12/14  10/05-3/11       10/05-9/0910/05-11/08    10/05-4/0810/05-11/07  10/05-7/07
99-24               Yield      5.035           5.025       5.012       5.000           4.986     4.972          4.957       4.941

99-24+              Yield      5.031           5.020       5.005       4.990           4.974     4.957          4.939       4.920
99-25               Yield      5.028           5.014       4.997       4.980           4.962     4.942          4.922       4.900
99-25+              Yield      5.024           5.009       4.990       4.970           4.949     4.927          4.904       4.879
99-26               Yield      5.021           5.004       4.982       4.960           4.937     4.912          4.886       4.858
99-26+              Yield      5.018           4.999       4.975       4.950           4.924     4.897          4.868       4.837

99-27               Yield      5.014           4.994       4.967       4.940           4.912     4.882          4.850       4.816
99-27+              Yield      5.011           4.989       4.960       4.931           4.900     4.867          4.833       4.796
99-28               Yield      5.008           4.984       4.952       4.921           4.887     4.852          4.815       4.775
99-28+              Yield      5.004           4.978       4.945       4.911           4.875     4.837          4.797       4.754
99-29               Yield      5.001           4.973       4.937       4.901           4.863     4.822          4.779       4.733

99-29+              Yield      4.998           4.968       4.930       4.891           4.850     4.807          4.762       4.713
99-30               Yield      4.994           4.963       4.922       4.881           4.838     4.792          4.744       4.692
99-30+              Yield      4.991           4.958       4.915       4.871           4.826     4.777          4.726       4.671
99-31               Yield      4.988           4.953       4.907       4.862           4.813     4.763          4.708       4.651
99-31+              Yield      4.984           4.948       4.900       4.852           4.801     4.748          4.691       4.630

100-00              Yield      4.981           4.942       4.892       4.842           4.789     4.733          4.673       4.609






All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.






                                                                                                                        ----------
                                     CMO GS RB5 5GR                                                                     Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 13:25:42                        Page 1 of 1
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 117,829,500.00
Description:   Senior                                                        Settle           9/29/05       Balance  117,829,500.00
Coupon:        5.000%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


 Input             Output         PSA          PSA          PSA         PSA          PSA          PSA          PSA         PSA
-------           -------- -----------  ----------   ----------  ----------   ----------   -----------  -----------  ------------
PREPAY                            300          100          200         400          500          600          700         800
01MLIB              3.704          +0           +0           +0          +0           +0           +0           +0          +0
                  Av Life       3.004        6.989        4.028       2.505        2.195        1.979        1.818       1.691
Price              Window  10/05-7/11   10/05-8/22   10/05-9/14  10/05-3/10   10/05-7/09   10/05-1/09   10/05-9/08  10/05-6/08
99-24               Yield       5.021        5.037        5.028       5.016        5.011        5.007        5.003       4.999

99-24+              Yield       5.016        5.034        5.024       5.009        5.003        4.998        4.994       4.990
99-25               Yield       5.010        5.031        5.019       5.002        4.995        4.990        4.984       4.980
99-25+              Yield       5.004        5.028        5.015       4.995        4.988        4.981        4.975       4.970
99-26               Yield       4.998        5.026        5.010       4.988        4.980        4.973        4.966       4.960
99-26+              Yield       4.992        5.023        5.006       4.981        4.972        4.964        4.957       4.950

99-27               Yield       4.986        5.020        5.001       4.975        4.964        4.956        4.947       4.940
99-27+              Yield       4.981        5.017        4.997       4.968        4.957        4.947        4.938       4.930
99-28               Yield       4.975        5.014        4.992       4.961        4.949        4.938        4.929       4.920
99-28+              Yield       4.969        5.011        4.988       4.954        4.941        4.930        4.920       4.910
99-29               Yield       4.963        5.008        4.984       4.947        4.934        4.921        4.911       4.900

99-29+              Yield       4.957        5.006        4.979       4.940        4.926        4.913        4.901       4.891
99-30               Yield       4.952        5.003        4.975       4.934        4.918        4.904        4.892       4.881
99-30+              Yield       4.946        5.000        4.970       4.927        4.910        4.896        4.883       4.871
99-31               Yield       4.940        4.997        4.966       4.920        4.903        4.887        4.874       4.861
99-31+              Yield       4.934        4.994        4.961       4.913        4.895        4.879        4.864       4.851

100-00              Yield       4.929        4.991        4.957       4.906        4.887        4.870        4.855       4.841







All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.






                                                                                                                        ----------
                                     CMO GS RB5 5GR                                                                     Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 13:26:27                        Page 1 of 1
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 117,829,500.00
Description:   Senior                                                        Settle           9/29/05       Balance  117,829,500.00
Coupon:        5.000%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


 Input          Output        CPR             CPR        CPR         CPR             CPR       CPR            CPR         CPR
------         -------      --------       ------ ----------       -----         --------   -------      ---------  ----------
PREPAY                          6              10         15          20              25        30             35          40
01MLIB           3.704         +0              +0         +0          +0              +0        +0             +0          +0
               Av Life      5.900           3.504      2.302       1.716           1.353     1.106          0.925       0.788
Price           Window      10/05-7/2110/05-12/14 10/05-3/11       10/05-9/0910/05-11/08    10/05-4/0810/05-11/07  10/05-7/07
99-24            Yield      5.035           5.025      5.012       5.000           4.986     4.972          4.957       4.941

99-24+           Yield      5.031           5.020      5.005       4.990           4.974     4.957          4.939       4.920
99-25            Yield      5.028           5.014      4.997       4.980           4.962     4.942          4.922       4.900
99-25+           Yield      5.024           5.009      4.990       4.970           4.949     4.927          4.904       4.879
99-26            Yield      5.021           5.004      4.982       4.960           4.937     4.912          4.886       4.858
99-26+           Yield      5.018           4.999      4.975       4.950           4.924     4.897          4.868       4.837

99-27            Yield      5.014           4.994      4.967       4.940           4.912     4.882          4.850       4.816
99-27+           Yield      5.011           4.989      4.960       4.931           4.900     4.867          4.833       4.796
99-28            Yield      5.008           4.984      4.952       4.921           4.887     4.852          4.815       4.775
99-28+           Yield      5.004           4.978      4.945       4.911           4.875     4.837          4.797       4.754
99-29            Yield      5.001           4.973      4.937       4.901           4.863     4.822          4.779       4.733

99-29+           Yield      4.998           4.968      4.930       4.891           4.850     4.807          4.762       4.713
99-30            Yield      4.994           4.963      4.922       4.881           4.838     4.792          4.744       4.692
99-30+           Yield      4.991           4.958      4.915       4.871           4.826     4.777          4.726       4.671
99-31            Yield      4.988           4.953      4.907       4.862           4.813     4.763          4.708       4.651
99-31+           Yield      4.984           4.948      4.900       4.852           4.801     4.748          4.691       4.630

100-00           Yield      4.981           4.942      4.892       4.842           4.789     4.733          4.673       4.609








All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.






                                                                                                                        ----------
                                     CMO GS RB5 5GR                                                                     Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 13:25:42                        Page 1 of 1
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 117,829,500.00
Description:   Senior                                                        Settle           9/29/05       Balance  117,829,500.00
Coupon:        5.000%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


 Input             Output         PSA          PSA          PSA         PSA          PSA          PSA          PSA         PSA
------            -------  ----------   ----------   ----------  ----------   ----------   ----------   ----------  ----------
PREPAY                            300          100          200         400          500          600          700         800
01MLIB              3.704          +0           +0           +0          +0           +0           +0           +0          +0
                  Av Life       3.004        6.989        4.028       2.505        2.195        1.979        1.818       1.691
Price              Window  10/05-7/11   10/05-8/22   10/05-9/14  10/05-3/10   10/05-7/09   10/05-1/09   10/05-9/08  10/05-6/08
99-24               Yield       5.021        5.037        5.028       5.016        5.011        5.007        5.003       4.999

99-24+              Yield       5.016        5.034        5.024       5.009        5.003        4.998        4.994       4.990
99-25               Yield       5.010        5.031        5.019       5.002        4.995        4.990        4.984       4.980
99-25+              Yield       5.004        5.028        5.015       4.995        4.988        4.981        4.975       4.970
99-26               Yield       4.998        5.026        5.010       4.988        4.980        4.973        4.966       4.960
99-26+              Yield       4.992        5.023        5.006       4.981        4.972        4.964        4.957       4.950

99-27               Yield       4.986        5.020        5.001       4.975        4.964        4.956        4.947       4.940
99-27+              Yield       4.981        5.017        4.997       4.968        4.957        4.947        4.938       4.930
99-28               Yield       4.975        5.014        4.992       4.961        4.949        4.938        4.929       4.920
99-28+              Yield       4.969        5.011        4.988       4.954        4.941        4.930        4.920       4.910
99-29               Yield       4.963        5.008        4.984       4.947        4.934        4.921        4.911       4.900

99-29+              Yield       4.957        5.006        4.979       4.940        4.926        4.913        4.901       4.891
99-30               Yield       4.952        5.003        4.975       4.934        4.918        4.904        4.892       4.881
99-30+              Yield       4.946        5.000        4.970       4.927        4.910        4.896        4.883       4.871
99-31               Yield       4.940        4.997        4.966       4.920        4.903        4.887        4.874       4.861
99-31+              Yield       4.934        4.994        4.961       4.913        4.895        4.879        4.864       4.851

100-00              Yield       4.929        4.991        4.957       4.906        4.887        4.870        4.855       4.841







All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.






                                                                                                                        ----------
                                     CMO GS PJSW  5F1                                                                   Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 14:21:09                        Page 1 of 1
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 101,883,428.57
Description:   Senior                                                        Settle           9/29/05       Balance  101,883,428.57
Coupon:        5.250%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


 Input               Output        PSA         PSA          PSA         PSA          PSA          PSA          PSA            PSA
------               -------   -------  ----------   ----------  ----------   ----------   ----------       -------         ------
PREPAY                             300         100          200         400          500          600          700            800
01MLIB                 3.704        +0          +0           +0          +0           +0           +0           +0             +0
                     Av Life     2.404     4  .900        3.055       2.050        1.822        1.659        1.533          1.431
Price                 Window10/05-11/09  10/05-3/16   10/05-5/11  10/05-2/09   10/05-8/08   10/05-5/08       10/05-2/0810/05-12/07
100-10                 Yield     5.006       5.146        5.065       4.957        4.916        4.880        4.847          4.815

100-10+                Yield     4.998       5.142        5.059       4.949        4.907        4.870        4.836          4.804
100-11                 Yield     4.991       5.139        5.053       4.941        4.898        4.860        4.825          4.792
100-11+                Yield     4.984       5.135        5.048       4.933        4.889        4.850        4.814          4.781
100-12                 Yield     4.977       5.131        5.042       4.925        4.880        4.840        4.803          4.769
100-12+                Yield     4.970       5.127        5.036       4.916        4.870        4.830        4.793          4.758

100-13                 Yield     4.963       5.123        5.031       4.908        4.861        4.820        4.782          4.746
100-13+                Yield     4.956       5.120        5.025       4.900        4.852        4.810        4.771          4.735
100-14                 Yield     4.949       5.116        5.019       4.892        4.843        4.800        4.760          4.723
100-14+                Yield     4.942       5.112        5.014       4.884        4.834        4.790        4.749          4.711
100-15                 Yield     4.935       5.108        5.008       4.875        4.825        4.780        4.739          4.700

100-15+                Yield     4.928       5.104        5.002       4.867        4.815        4.770        4.728          4.688
100-16                 Yield     4.921       5.101        4.997       4.859        4.806        4.760        4.717          4.677
100-16+                Yield     4.913       5.097        4.991       4.851        4.797        4.750        4.706          4.665
100-17                 Yield     4.906       5.093        4.985       4.843        4.788        4.740        4.695          4.654
100-17+                Yield     4.899       5.089        4.979       4.834        4.779        4.730        4.685          4.642

100-18                 Yield     4.892       5.086        4.974       4.826        4.770        4.720        4.674          4.631
100-18+                Yield     4.885       5.082        4.968       4.818        4.761        4.710        4.663          4.619
100-19                 Yield     4.878       5.078        4.962       4.810        4.751        4.700        4.652          4.608
100-19+                Yield     4.871       5.074        4.957       4.802        4.742        4.690        4.642          4.596
100-20                 Yield     4.864       5.070        4.951       4.793        4.733        4.680        4.631          4.585

100-20+                Yield     4.857       5.067        4.945       4.785        4.724        4.670        4.620          4.573
100-21                 Yield     4.850       5.063        4.940       4.777        4.715        4.660        4.609          4.562
100-21+                Yield     4.843       5.059        4.934       4.769        4.706        4.650        4.599          4.550
100-22                 Yield     4.836       5.055        4.928       4.761        4.697        4.640        4.588          4.539
100-22+                Yield     4.829       5.052        4.923       4.752        4.687        4.630        4.577          4.527

100-23                 Yield     4.822       5.048        4.917       4.744        4.678        4.620        4.566          4.516
100-23+                Yield     4.815       5.044        4.911       4.736        4.669        4.610        4.555          4.504
100-24                 Yield     4.808       5.040        4.906       4.728        4.660        4.600        4.545          4.493





All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.






                                                                                                                        ----------
                                     CMO GS RB5V3  5GR1                                                                 Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 15:41:25                        Page 1 of 2
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 106,250,000.00
Description:   Accretion Directed, Senior, Tac                               Settle           9/29/05       Balance  106,250,000.00
Coupon:        5.000%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


 Input             Output         PSA          PSA          PSA         PSA          PSA          PSA            PSA         PSA
------           --------- -----------  ----------   ----------  ----------   -----------      --------        ------- ------------
PREPAY                            300          100          200         400          500          600            700         800
01MLIB              3.704          +0           +0           +0          +0           +0           +0             +0          +0
                  Av Life       2.747        5.448        3.428       2.640        2.349        2.129          1.961       1.828
Price              Window  10/05-9/10   10/05-6/17   10/05-5/12  10/05-4/10   10/05-7/09       10/05-2/0910/05-10/08  10/05-7/08
99-24               Yield       5.019        5.034        5.025       5.018        5.014        5.010          5.006       5.003

99-24+              Yield       5.012        5.030        5.020       5.011        5.006        5.002          4.998       4.994
99-25               Yield       5.006        5.027        5.014       5.004        4.999        4.994          4.989       4.985
99-25+              Yield       5.000        5.023        5.009       4.998        4.992        4.986          4.981       4.976
99-26               Yield       4.994        5.020        5.004       4.991        4.985        4.978          4.972       4.967
99-26+              Yield       4.987        5.016        4.999       4.985        4.977        4.970          4.964       4.957

99-27               Yield       4.981        5.013        4.994       4.978        4.970        4.962          4.955       4.948
99-27+              Yield       4.975        5.009        4.989       4.972        4.963        4.954          4.946       4.939
99-28               Yield       4.968        5.006        4.984       4.965        4.956        4.946          4.938       4.930
99-28+              Yield       4.962        5.003        4.978       4.959        4.948        4.938          4.929       4.921
99-29               Yield       4.956        4.999        4.973       4.952        4.941        4.930          4.921       4.912

99-29+              Yield       4.950        4.996        4.968       4.946        4.934        4.922          4.912       4.902
99-30               Yield       4.943        4.992        4.963       4.939        4.927        4.915          4.904       4.893
99-30+              Yield       4.937        4.989        4.958       4.933        4.919        4.907          4.895       4.884
99-31               Yield       4.931        4.985        4.953       4.926        4.912        4.899          4.886       4.875
99-31+              Yield       4.924        4.982        4.948       4.920        4.905        4.891          4.878       4.866

100-00              Yield       4.918        4.978        4.942       4.913        4.898        4.883          4.869       4.857
100-00+             Yield       4.912        4.975        4.937       4.907        4.890        4.875          4.861       4.848
100-01              Yield       4.906        4.971        4.932       4.900        4.883        4.867          4.852       4.838
100-01+             Yield       4.899        4.968        4.927       4.894        4.876        4.859          4.844       4.829
100-02              Yield       4.893        4.964        4.922       4.887        4.869        4.851          4.835       4.820

100-02+             Yield       4.887        4.961        4.917       4.881        4.861        4.843          4.826       4.811
100-03              Yield       4.881        4.958        4.912       4.874        4.854        4.835          4.818       4.802
100-03+             Yield       4.874        4.954        4.906       4.868        4.847        4.827          4.809       4.793
100-04              Yield       4.868        4.951        4.901       4.861        4.840        4.819          4.801       4.784
100-04+             Yield       4.862        4.947        4.896       4.855        4.833        4.812          4.792       4.774

100-05              Yield       4.855        4.944        4.891       4.848        4.825        4.804          4.784       4.765
100-05+             Yield       4.849        4.940        4.886       4.842        4.818        4.796          4.775       4.756
100-06              Yield       4.843        4.937        4.881       4.835        4.811        4.788          4.767       4.747
100-06+             Yield       4.837        4.933        4.876       4.829        4.804        4.780          4.758       4.738
100-07              Yield       4.830        4.930        4.870       4.822        4.797        4.772          4.750       4.729



All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.






                                                                                                                        ----------
                                     CMO GS RB5V3  5GR1                                                                 Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 15:41:25                        Page 2 of 2
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 106,250,000.00
Description:   Accretion Directed, Senior, Tac                               Settle           9/29/05       Balance  106,250,000.00
Coupon:        5.000%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


  Input            Output          PSA          PSA         PSA          PSA          PSA          PSA         PSA          PSA
--------         ----------  -----------  ----------   -----------  ------------  -----------  ---------  ------------ ------------
100-07+             Yield        4.824        4.926       4.865        4.816        4.789        4.764       4.741        4.720
100-08              Yield        4.818        4.923       4.860        4.809        4.782        4.756       4.733        4.711






This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rice to substantial risk and are not suitable, for all investors. Opinions expressed are our present opinions only. This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by
Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada.
Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.LM. S.P.A. in Milan, or at its London branch office at 133 Fleet
Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.





                                                                                                                        ----------
                                     CMO GS RB5V3  5GR1                                                                 Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 15:47:51                        Page 1 of 2
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 106,250,000.00
Description:   Accretion Directed, Senior, Tac                               Settle           9/29/05       Balance  106,250,000.00
Coupon:        5.000%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


 Input             Output           CPR     CPR       CPR            CPR         CPR       CPR            CPR         CPR
------           --------      ---------- -------   ------------  ----------- --------- ------------ --------- --------------
PREPAY                                6      10        15             20          25        30             35          40
01MLIB              3.704            +0      +0        +0             +0          +0        +0             +0          +0
                  Av Life         5.149   3.868     2.594          1.934       1.524     1.244          1.041       0.886
Price              Window10/05-12/1710/05-12/14     10/05-4/1110/05-10/0910/05-12/08    10/05-5/0810/05-11/07  10/05-7/07
99-24               Yield         5.033   5.027     5.017          5.005       4.994     4.981          4.968       4.953

99-24+              Yield         5.029   5.023     5.010          4.997       4.983     4.968          4.952       4.935
99-25               Yield         5.025   5.018     5.003          4.988       4.972     4.954          4.936       4.916
99-25+              Yield         5.022   5.013     4.997          4.979       4.961     4.941          4.920       4.898
99-26               Yield         5.018   5.009     4.990          4.970       4.950     4.928          4.904       4.879
99-26+              Yield         5.014   5.004     4.983          4.962       4.939     4.914          4.889       4.861

99-27               Yield         5.011   4.999     4.977          4.953       4.928     4.901          4.873       4.842
99-27+              Yield         5.007   4.995     4.970          4.944       4.917     4.888          4.857       4.824
99-28               Yield         5.003   4.990     4.963          4.935       4.906     4.874          4.841       4.805
99-28+              Yield         5.000   4.985     4.957          4.926       4.895     4.861          4.825       4.787
99-29               Yield         4.996   4.981     4.950          4.918       4.884     4.848          4.809       4.768

99-29+              Yield         4.992   4.976     4.943          4.909       4.873     4.834          4.794       4.750
99-30               Yield         4.989   4.971     4.937          4.900       4.862     4.821          4.778       4.731
99-30+              Yield         4.985   4.967     4.930          4.891       4.851     4.808          4.762       4.713
99-31               Yield         4.981   4.962     4.923          4.883       4.840     4.794          4.746       4.694
99-31+              Yield         4.978   4.957     4.917          4.874       4.829     4.781          4.730       4.676

100-00              Yield         4.974   4.953     4.910          4.865       4.818     4.768          4.715       4.657
100-00+             Yield         4.970   4.948     4.903          4.856       4.807     4.755          4.699       4.639
100-01              Yield         4.967   4.943     4.897          4.848       4.796     4.741          4.683       4.621
100-01+             Yield         4.963   4.939     4.890          4.839       4.785     4.728          4.667       4.602
100-02              Yield         4.959   4.934     4.883          4.830       4.774     4.715          4.652       4.584

100-02+             Yield         4.956   4.929     4.877          4.822       4.763     4.701          4.636       4.565
100-03              Yield         4.952   4.925     4.870          4.813       4.752     4.688          4.620       4.547
100-03+             Yield         4.948   4.920     4.863          4.804       4.741     4.675          4.604       4.528
100-04              Yield         4.945   4.915     4.857          4.795       4.731     4.662          4.589       4.510
100-04+             Yield         4.941   4.911     4.850          4.787       4.720     4.648          4.573       4.492

100-05              Yield         4.937   4.906     4.843          4.778       4.709     4.635          4.557       4.473
100-05+             Yield         4.934   4.901     4.837          4.769       4.698     4.622          4.541       4.455
100-06              Yield         4.930   4.897     4.830          4.760       4.687     4.609          4.526       4.436
100-06+             Yield         4.926   4.892     4.823          4.752       4.676     4.595          4.510       4.418
100-07              Yield         4.923   4.887     4.817          4.743       4.665     4.582          4.494       4.400



All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.
Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S.
federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.




                                                                                                                        ----------
                                     CMO GS RB5V3  5GR1                                                                 Goldman
                                       Scenario Report (Intex)                                                          Sachs
                                                                                                                        ----------

                                                                Generated:  09/08/2005 15:47:51                        Page 2 of 2
===================================================================================================================================
CUSIP                      Monthly                  As Of             9/05   Pricing           9/7/05       Original 106,250,000.00
Description:   Accretion Directed, Senior, Tac                               Settle           9/29/05       Balance  106,250,000.00
Coupon:        5.000%                                                        Next Proj       10/25/05       Factor       1.00000000
Collateral:    Cpn  5.50    WAC  5.95    WAM  360    WALA  0                 Stated Final      0/0/00       Delay                24
Historical CPR's:     9/05=     8/05=     7/05=     3mo=     6mo=     12mo=     SI=
Curve:  3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
-----------------------------------------------------------------------------------------------------------------------------------


  Input             Output         CPR          CPR         CPR          CPR          CPR          CPR         CPR          CPR
--------        ----------    --------     --------    --------    ---------  -----------   ----------   ---------  -----------
100-07+             Yield        4.919        4.883       4.810        4.734        4.654        4.569       4.479        4.381
100-08              Yield        4.915        4.878       4.804        4.726        4.643        4.556       4.463        4.363












This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rice to substantial risk and are not suitable, for all investors. Opinions expressed are our present opinions only. This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by
Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada.
Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.LM. S.P.A. in Milan, or at its London branch office at 133 Fleet
Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.
